UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023

GREENLANE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1095 Broken Sound Parkway	Suite 100
Boca Raton	FL	33487
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 3, 2023, Greenlane Holdings, Inc. (the “Company”) received a letter from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it no longer is in compliance with Nasdaq Listing Rule 5450(b)(1)(C) because the market value of the Company’s publicly held shares of Class A common stock, par value $0.01 per share (the “Class A common stock”), has fallen below the $5.0 million minimum required for continued listing on the Nasdaq Global Market for a period of at least 30 consecutive business days. Nasdaq calculates publicly held shares by subtracting from the total shares of Class A common stock outstanding any shares held by officers, directors or any person who beneficially owns more than 10% of the total shares of Class A common stock outstanding.

In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company has a grace period of 180 calendar days, until January 30, 2024, to regain compliance with Nasdaq Listing Rule 5450(b)(1)(C). Compliance can be achieved by meeting the $5.0 million minimum requirement for market value of publicly held shares for a minimum of 10 consecutive business days during the 180-day compliance period.

If the Company does not regain compliance with Nasdaq Listing Rule 5450(b)(1)(C) by the end of the 180-day grace period, Nasdaq will notify the Company that the Class A common stock is subject to delisting. In the event that the Company receives a notice of delisting, Nasdaq rules permit the Company to appeal the delisting determination to a Nasdaq Hearings Panel. Alternatively, the Company may apply to transfer the listing of the Class A common stock to The Nasdaq Capital Market (the “Capital Market”) if it satisfies the continued listing criteria for the Capital Market.

The Company currently is considering all available options to resolve the deficiency and regain compliance with Nasdaq’s minimum requirements for the market value of publicly held shares of Class A common stock.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File
* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: August 4, 2023	By:	/s/ Lana Reeve
Lana Reeve
Chief Financial and Legal Officer